                                                                      EXHIBIT 21

                                           State of
Subsidiary                               Incorporation   Ownership(1)
---------------------------------------  --------------  ----------------------------------------------
Aetna Inc.                               CT              -
Aetna Services, Inc.                     CT              100% owned by Aetna Inc.
Aetna U.S. Healthcare Inc.               PA              100% owned by Aetna Inc.
Aetna Risk Indemnity Company Limited     Bermuda         100% owned by Aetna Inc.
Aetna Life Insurance Company             CT              100% owned by Aetna Services, Inc.
Aetna Retirement Services, Inc.          CT              100% owned by Aetna Services, Inc.
Aetna Health and Life Insurance Company  CT              100% owned by Aetna Services, Inc.
Aetna Capital L.L.C.                     DE              95%  owned by Aetna Services, Inc.(2)
Imperial Fire & Marine Re-Insurance
   Company Limited                       United Kingdom  10%  owned by Aetna Services, Inc.
Aetna International, Inc.                CT              100% owned by Aetna Services, Inc.
AUSHC Holdings, Inc.                     CT              100% owned by Aetna Services, Inc.
U.S. Healthcare Dental Plan, Inc.        PA              100% owned by Aetna U.S. Healthcare Inc.
U.S. Healthcare Dental Plan, Inc.        NJ              100% owned by Aetna U.S. Healthcare Inc.
U.S. Healthcare Dental Plan, Inc.        DE              100% owned by Aetna U.S. Healthcare Inc.
U.S. Health Insurance Company            NY              100% owned by Aetna U.S. Healthcare Inc.
Primary Holdings, Inc.                   DE              100% owned by Aetna U.S. Healthcare Inc.
Corporate Health Insurance Company       PA              100% owned by Aetna U.S. Healthcare Inc.
Aetna U.S. Healthcare Inc.               NJ              100% owned by Aetna U.S. Healthcare Inc.
U.S. Healthcare, Inc.                    NY              100% owned by Aetna U.S. Healthcare Inc.
Aetna U.S. Healthcare Inc.               CT              100% owned by Aetna U.S. Healthcare Inc.
Aetna U.S. Healthcare Inc.               MA              100% owned by Aetna U.S. Healthcare Inc.
Aetna U.S. Healthcare Inc.               DE              100% owned by Aetna U.S. Healthcare Inc.
Aetna U.S. Healthcare Inc.               NH              100% owned by Aetna U.S. Healthcare Inc.
U.S. Healthcare Financial Services,
    Inc.                                 DE              100% owned by Aetna U.S. Healthcare Inc.
Aetna Health Management, Inc.            DE              100% owned by Aetna U.S. Healthcare Inc.
CMBS Holdings, Inc.                      TX              100% owned by Aetna Life Insurance Company
CDI Equity, Inc.                         DE              100% owned by Aetna Life Insurance Company
AHP Holdings, Inc.                       CT              100% owned by Aetna Life Insurance Company
CMBS Holdings, Inc. - II                 CT              100% owned by Aetna Life Insurance Company
CMBS Holdings, L.L.C.                    CT              99%  owned by Aetna Life Insurance Company(3)
Southeast Second Avenue, Inc.            DE              100% owned by Aetna Life Insurance Company
Bay Area Mall, Inc.                      DE              100% owned by Aetna Life Insurance Company
Aetna Affordable Housing, Inc.           CT              100% owned by Aetna Life Insurance Company
PHPSNE Parent Corporation                DE              55%  owned by AUSHC Holdings Inc.
Aetna Retirement Holdings, Inc.          CT              100% owned by Aetna Retirement Services, Inc.
Aetna Canada Holdings Limited            Canada          100% owned by Aetna International, Inc.
Aetna Life Insurance Company of
   America                               CT              100% owned by Aetna International, Inc.
Aetna Capital Holdings, Inc.             CT              100% owned by Aetna International, Inc.
Aetna Life & Casualty (Bermuda) Ltd.     Bermuda         100% owned by Aetna International, Inc.
Primary Investments, Inc.                DE              100% owned by Primary Holdings, Inc.
Aetna U.S. Healthcare Inc.               OH              100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.               VA              74%  owned by Aetna Health Management, Inc.(4)
Aetna U.S. Healthcare Inc.               FL              100% owned by Aetna Health Management, Inc.
Aetna Health Plans of the
   Carolinas, Inc.                       NC              100% owned by Aetna Health Management, Inc.
Aetna Dental Care of Kentucky, Inc.      KY              100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare of California,
   Inc.                                  CA              100% owned by Aetna Health Management, Inc.
Aetna Health Plans of Central and
   Eastern Pennsylvania, Inc.            DE              100% owned by Aetna Health Management, Inc.
AUSHC Holdings, Inc.                     DE              100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.               LA              100% owned by Aetna Health Management, Inc.
Aetna Government Health Plans, Inc.      CA              100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.               AZ              100% owned by Aetna Health Management, Inc.
Med Southwest, Inc.                      TX              55%  owned by Aetna Health Management, Inc.
Informed Health, Inc.                    DE              100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare of Georgia, Inc.   GA              37%  owned by Aetna Health Management, Inc.(5)
Aetna U.S. Healthcare Dental Care of
   California Inc.                       CA              100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare of Illinois, Inc.  IL              100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.               TX              100% owned by Aetna Health Management, Inc.
Aetna U.S. Healthcare Inc.               TN              100% owned by Aetna Health Management, Inc.
Aetna Dental Care of Texas, Inc.         TX              100% owned by Aetna Health Management, Inc.
Aetna Life Insurance and Annuity
   Company                               CT              100% owned by Aetna Retirement Holdings, Inc.
Aeltus Investment Management, Inc.       CT              100% owned by Aetna Retirement Holdings, Inc.

PAGE 2
                                                          EXHIBIT 21 (Continued)

                                           State of
Subsidiary                               Incorporation   Ownership(1)
---------------------------------------  --------------  ----------------------------------------------
Aetna Life Insurance Company of
   Canada                                Canada          100% owned by Aetna Canada Holdings Limited
Aetna Health Plans of Southern
   New England, Inc.                     CT              100% owned by PHPSNE Parent Corporation
United States Health Care Systems of
   Pennsylvania, Inc.                    PA              100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare, Inc.              VA              26%  owned by Primary Investments, Inc.(4)
U.S. Healthcare, Inc.                    OH              100% owned by Primary Investments, Inc.
U.S. Healthcare of the Carolinas, Inc.   NC              100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare of Georgia, Inc.   GA              63%  owned by Primary Investments, Inc.(5)
U.S. Health Insurance Company            CT              100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare Holdings, Inc.     DE              100% owned by Primary Investments, Inc.
Aetna U.S. Healthcare Inc.               WA              100% owned by Primary Investments, Inc.
Aetna Insurance Company of Connecticut   CT              100% owned by AHP Holdings, Inc.
Aetna Health Plans of New York, Inc.     NY              100% owned by AUSHC Holdings, Inc.
Aetna Health Plans of New Jersey, Inc.   NJ              100% owned by AUSHC Holdings, Inc.
Southwest Physicians Life Insurance
   Company                               TX              100% owned by Med Southwest, Inc.
Aetna U.S. Healthcare of North Texas
   Inc.                                  TX              100% owned by Med Southwest, Inc.
Aetna Get Fund                           MA              100% owned by Aetna Life Insurance
                                                              and Annuity Company
Aetna Variable Encore Fund               MA              100% owned by Aetna Life Insurance
                                                              and Annuity Company
Aetna Variable Fund                      MA              98%  owned by Aetna Life Insurance
                                                              and Annuity Company
Aetna Income Shares                      MA              99%  owned by Aetna Life Insurance
                                                              and Annuity Company
Aetna Insurance Company of America       CT              100% owned by Aetna Life Insurance
                                                              and Annuity Company
Aetna Series Fund, Inc.                  MD              13%  owned by Aetna Life Insurance
                                                              and Annuity Company
Aetna Investment Advisers Fund, Inc.     MD              100% owned by Aetna Life Insurance
                                                              and Annuity Company
Aetna Variable Portfolios, Inc.          MD              100% owned by Aetna Life Insurance
                                                              and Annuity Company
Aetna Generation Portfolios, Inc.        MD              100% owned by Aetna Life Insurance
                                                              and Annuity Company
Portfolio Partners, Inc.                 MD              100% owned by Aetna Life Insurance
                                                              and Annuity Company
Financial Life Assurance Company of
   Canada                                Canada          100% owned by Aetna Life Insurance
                                                              Company of Canada
Aetna U.S. Healthcare of Colorado, Inc.  CO              100% owned by Aetna U.S. Healthcare Holdings, Inc.

Aeltus Capital, Inc.                     CT              100% owned by Aeltus Investment Management,
                                                              Inc.
Aeltus Trust Company                     CT              100% owned by Aeltus Investment Management,
                                                              Inc.

(1) Percentages are rounded to the nearest whole percent and are based on ownership of voting rights.
(2)   Aetna Capital Holdings, Inc. owns 5% of Aetna Capital L.L.C.
(3)   CMBS Holdings, Inc. - II owns 1% of CMBS Holdings, L.L.C.
(4) Aetna Health Management, Inc. owns 74% and Primary Investments, Inc. owns 26% of Aetna U. S. Healthcare Inc. (VA)
(5) Primary Investments, Inc. owns 63% and Aetna Health Management, Inc. owns 37% of Aetna U.S. Healthcare of Georgia, Inc.